                                                                     Exhibit 4.2

                         UNAFFILIATED SELLER'S AGREEMENT

                          dated as of November 1, 1998


                                  by and among



              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                  as Depositor,



                               ABFS 1998-4, INC.,
                             as Unaffiliated Seller



                                       and



                         AMERICAN BUSINESS CREDIT, INC.,
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                                 as Originators



                                TABLE OF CONTENTS

                                                                                                      Page



ARTICLE I DEFINITIONS    1

   Section 1.01.   Definitions...........................................................................1


ARTICLE II PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS...............................................3

   Section 2.01.   Agreement to Purchase the Initial Mortgage Loans......................................3
   Section 2.02.   Agreement to Purchase the Subsequent Mortgage Loans...................................3
   Section 2.03.   Purchase Price........................................................................4
   Section 2.04.   Conveyance of Mortgage Loans; Possession of Mortgage Files............................4
   Section 2.05.   Delivery of Mortgage Loan Documents...................................................5
   Section 2.06.   Acceptance of Mortgage Loans..........................................................6
   Section 2.07.   Transfer of Mortgage Loans; Assignment of Agreement...................................7
   Section 2.08.   Examination of Mortgage Files.........................................................7
   Section 2.09.   Books and Records.....................................................................8
   Section 2.10.   Cost of Delivery and Recordation of Documents.........................................8


ARTICLE III REPRESENTATIONS AND WARRANTIES...............................................................8

   Section 3.01.   Representations and Warranties as to the Originators..................................8
   Section 3.02.   Representations and Warranties as to the Unaffiliated Seller.........................10
   Section 3.03.   Representations and Warranties Relating to the Mortgage Loans........................13
   Section 3.04.   Representations and Warranties of the Depositor......................................23
   Section 3.05.   Repurchase Obligation for Defective Documentation and for Breach of a Representation
                   or Warranty..........................................................................23


ARTICLE IV THE UNAFFILIATED SELLER......................................................................26

   Section 4.01.   Covenants of the Originators and the Unaffiliated Seller.............................26
   Section 4.02.   Merger or Consolidation..............................................................27
   Section 4.03.   Costs................................................................................27
   Section 4.04.   Indemnification......................................................................28


ARTICLE V CONDITIONS OF CLOSING.........................................................................30

   Section 5.01.   Conditions of Depositor's Obligations................................................30
   Section 5.02.   Conditions of Unaffiliated Seller's Obligations......................................32
   Section 5.03.   Termination of Depositor's Obligations...............................................33


ARTICLE VI MISCELLANEOUS   ............................................................................ 33

   Section 6.01.   Notices..............................................................................33
   Section 6.02.   Severability of Provisions...........................................................34
   Section 6.03.   Agreement of Unaffiliated Seller.....................................................34
   Section 6.04.   Survival.............................................................................34
   Section 6.05.   Effect of Headings and Table of Contents.............................................34
   Section 6.06.   Successors and Assigns...............................................................34
   Section 6.07.   Confirmation of Intent; Grant of Security Interest...................................34
   Section 6.08.   Miscellaneous........................................................................35
   Section 6.09.   Amendments...........................................................................35
   Section 6.10.   Third-Party Beneficiaries............................................................36
   Section 6.11.   GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.........................36
   Section 6.12.   Execution in Counterparts............................................................37

                             SCHEDULES AND EXHIBITS

Schedule I - Mortgage Loan Schedule

Exhibit A - Form of Subsequent Transfer Agreement

                  This UNAFFILIATED SELLER'S AGREEMENT, dated as of November 1, 1998 (this "Agreement"), by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, (the "Depositor"), ABFS 1998-4, INC., a Delaware corporation (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

                              W I T N E S S E T H:

                  WHEREAS, Schedule I attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller, the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

                  WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date,
(a) the Depositor shall sell the Mortgage Loans to the ABFS Mortgage Loan Trust 1998-4, a Delaware business trust (the "Trust") pursuant to a Sale and Servicing Agreement to be dated as of November 1, 1998 (the "Sale and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, the Trust, as issuer, ABC, as servicer (in such capacity, the "Servicer"), Chase Bank of Texas, N.A., a national banking association, as collateral agent (the "Collateral Agent"), and The Bank of New York, a New York banking corporation, as indenture trustee (the "Indenture Trustee"), and (b) the Trust shall issue its Mortgage Backed Notes (the "Notes"), pursuant to an Indenture, to be dated as of November 1, 1998 (the "Indenture"), by and between the Trust and the Indenture Trustee, which Notes will be secured by a pledge of the assets of the Trust.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Definitions. (a) Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article I:

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Prospectus" means the Prospectus dated September 4, 1998 relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

                  "Prospectus Supplement" means the Prospectus Supplement dated December 4, 1998, relating to the offering of the Notes in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

                  "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-61939) relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) as heretofore declared effective by the Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Notes, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Note Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Notes; (ii) a general moratorium on commercial banking activities in the State of New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause
(iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus Supplement.

                  (b) Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in Appendix I to the Indenture.

                                   ARTICLE II

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

                  Section 2.01 Agreement to Purchase the Initial Mortgage Loans.
(a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

                  (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which Mortgage Loan Schedule is attached hereto as Schedule I. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" in Appendix I to the Indenture.

                  (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., New York time, on the Closing Date, or such other place and time as the parties shall agree.

                  Section 2.02 Agreement to Purchase the Subsequent Mortgage Loans. Subject to the satisfaction of the conditions set forth in Section 2.14(b) of the Indenture, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of all or a portion of the balance of funds on deposit in the Pre-Funding Account, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of all or a portion of the balance of funds on deposit in the Pre-Funding Account, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Unaffiliated Seller in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate.

                  The amount released from the Pre-Funding Account with respect to a transfer of Subsequent Mortgage Loans shall be one-hundred percent (100%) of the Aggregate Principal Balance of such Subsequent Mortgage Loans so transferred, as of the related Subsequent Cut-Off Date.

                  The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the requirements set forth in Section 2.14(b) of the Indenture.

                  Section 2.03 Purchase Price. (a) On the Closing Date, as consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.65%, and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes at the rate of 6.505% per annum, from (and including) November 1, 1998 to (but not including) December 7, 1998, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount, payable by wire transfer of same day funds.

                  On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to, or at the direction of, the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.65 and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes at the rate of 6.505% per annum, from (and including) November 1, 1998 to (but not including) December 7, 1998, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount, payable by wire transfer of same day funds, and (ii) the Trust Certificates to be issued pursuant to the Trust Agreement.

                  (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale of the Subsequent Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans as of the related Subsequent Cut-Off Date.

                  Section 2.04 Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the insurance policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such insurance policies from and after the Closing Date and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date or the Subsequent Transfer Date, as applicable. Upon payment of the purchase price for such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed to the Depositor such Mortgage Loans, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the Closing Date or the Subsequent Transfer Date, as applicable.

                  (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Indenture Trustee's Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the related Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

                  (c) Pursuant to the Sale and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the Initial Mortgage Loans to the Trust. Pursuant to the Indenture, the Trust shall, on the Closing Date, pledge all of its right, title and interest in and to the Initial Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                  Section 2.05 Delivery of Mortgage Loan Documents. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust being the assignee of the Depositor pursuant to the Sale and Servicing Agreement), each of the documents for each applicable Mortgage Loan in accordance with the provisions of Section 2.05 of the Sale and Servicing Agreement.

                  (b) As promptly as practicable, but in any event within thirty
(30) days from the Closing Date or the Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv) of the Sale and Servicing Agreement. The Collateral Agent, on behalf of the Indenture Trustee, shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall submit each such assignment for recording.

                  (c) The Unaffiliated Seller or the related Originator shall, within five (5) Business Days after the receipt thereof, deliver or cause to be delivered to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust being the assignee of the Depositor pursuant to the Sale and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee; (ii) the original recorded assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Collateral Agent, on behalf of the Indenture Trustee and (iii) the title insurance policy or title opinion required in Section 2.05(a)(vi) of the Sale and Servicing Agreement.

                  Notwithstanding anything to the contrary contained in this
Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

                  From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing an assumption or modification of a Mortgage Loan.

                  (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.05(a) hereof are and shall be held by the Servicer, the Unaffiliated Seller or the related Originator in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Note Insurer. In the event that any such original document is required pursuant to the terms of this
Section 2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Indenture Trustee, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, as the Depositor's assignee, and the Indenture Trustee, as the Trust's pledgee.

                  Section 2.06 Acceptance of Mortgage Loans. (a) To evidence the transfer of the Mortgage Loans and related Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee, the Collateral Agent shall deliver the acknowledgement of receipt, the Initial Certification and the Final Certification required to be delivered pursuant to Section 2.06(b) of the Sale and Servicing Agreement.

                  (b) The Sale and Servicing Agreement provides that, if the Collateral Agent during the process of reviewing the Indenture Trustee's Mortgage Files, finds any document constituting a part of a Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 of the Sale and Servicing Agreement or the description thereof as set forth in the Mortgage Loan Schedule, the Collateral Agent shall promptly so notify the Servicer, the Unaffiliated Seller, the Indenture Trustee, the related Originator and the Note Insurer. The Unaffiliated Seller agrees that in performing any such review, the Collateral Agent may conclusively rely on the Unaffiliated Seller as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of an Indenture Trustee's Mortgage File of which it is notified. If, however, within sixty (60) days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Noteholders in the related Mortgage Loan or the interests of the Note Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in
Section 3.05 hereof.

                  (c) The failure of the Collateral Agent, the Indenture Trustee or the Note Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's or the Originators obligation to repurchase for any Mortgage Loan pursuant to this
Section 2.06 or Section 3.05 of this Agreement.

                  Section 2.07 Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor or the Trust may assign its interest under this Agreement to the Indenture Trustee as may be required to effect the purposes of the Indenture and the Sale and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Indenture Trustee shall succeed to such of the rights and obligations of the Depositor and the Trust hereunder as shall be so assigned. The Depositor shall, pursuant to the Sale and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06, 3.02 and 3.03 hereof to the Trust, and the Trust shall, pursuant to the Indenture, pledge such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

                  Section 2.08 Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor, the Collateral Agent or the Indenture Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Indenture Trustee to demand repurchase or other relief as provided in this Agreement.

                  Section 2.09 Books and Records. The transfer of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller, by the Unaffiliated Seller to the Depositor and by the Depositor to the Trust; provided, that the Unaffiliated Seller's tax returns shall not reflect the transfer from the Unaffiliated Seller to the Depositor and from the Depositor to the Trust as a sale of the Mortgage Loans. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust, and the pledge of each Mortgage Loan by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

                  Section 2.10 Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II and in
Article II of the Sale and Servicing Agreement shall be borne by the Unaffiliated Seller or the Originators.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  Section 3.01 Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) with respect to ABC and Upland, the State of Pennsylvania, or (ii) with respect to NJMIC, the State of New Jersey, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

                  Section 3.02 Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Unaffiliated Seller nor the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending nor, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

                  (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

                  Section 3.03 Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor, the Unaffiliated Seller or such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller or such Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor or the Unaffiliated Seller, as applicable;

                  (e) As of the applicable Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for thirty (30) or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                  (f) As of the Initial Cut-Off Date, no Mortgage Loan has a Mortgage Interest Rate less than 7.75% per annum in Pool I and 8.49% per annum in Pool II and the weighted average Mortgage Interest Rate of the Mortgage Loans is 11.30% in Pool I and 11.42% in Pool II;

                  (g) At origination, no Mortgage Loan in Pool I or Pool II had an original term to maturity of greater than 360 months;

                  (h) As of the Initial Cut-Off Date, the weighted average remaining term to maturity of the Mortgage Loans is 262 months for the Mortgage Loans in Pool I and 256 months for the Mortgage Loans in Pool II;

                  (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

                  (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

                  (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee on behalf of the Unaffiliated Seller;

                  (o) No Mortgage Loan had, at the date of origination, a CLTV in excess of 100%, and the weighted average CLTV of all Mortgage Loans as of the Initial Cut-Off Date is approximately 76.60% in Pool I and 78.11% in Pool II;

                  (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements;

                  (q) No more than the following percentages of the Mortgage Loans by Cut-Off Date Aggregate Principal Balance are secured by Mortgaged Properties located in the following states:

                                        Pool I
             -------------------------------------------------------------
                              Percentage of Cut-Off
                                 Date Aggregate
             State                                  Principal Balance
             ----------------------------       --------------------------

             California                                    0.13%
             Connecticut                                   2.00
             Delaware                                      1.34
             Florida                                       7.81
             Georgia                                       8.29
             Illinois                                      2.84
             Indiana                                       0.10
             Kentucky                                      0.14
             Maryland                                      1.52
             Mississippi                                   0.85
             New Jersey                                   28.79
             New York                                     23.55
             North Carolina                                0.54
             Ohio                                          1.21
             Pennsylvania                                 17.57
             South Carolina                                0.30
             Tennessee                                     0.22
             Virginia                                      2.81
                                                         -------
                                                         100.00%
                                                         =======

                                       Pool II
             -------------------------------------------------------------
                              Percentage of Cut-Off
                                 Date Aggregate
             State                                  Principal Balance
             ----------------------------       --------------------------

             Connecticut                                   3.30%
             Delaware                                      0.40
             Florida                                       2.75
             Georgia                                      15.82
             Illinois                                      0.50
             Maryland                                      0.79
             New Jersey                                   33.54
             New York                                     15.92
             North Carolina                                1.73
             Ohio                                          2.14
             Pennsylvania                                 21.42
             Virginia                                      1.69
                                                         -------
                                                         100.00%
                                                         =======

                  (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

                  (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

                  (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                  (w) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)
         (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.04(a)(iv) of the Sale and Servicing Agreement is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

                  (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and none of the Unaffiliated Seller, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (hh) If the Mortgage constitutes a deed of trust, a Indenture Trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the Indenture Trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a Indenture Trustee's sale after default by the Mortgagor;

                  (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a mobile home, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust,
         (v) a manufactured dwelling, (vi) a log-constructed home, or (vii) a recreational vehicle;

                  (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

                  (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the related Distribution Account have been so deposited in the related Distribution Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the related Distribution Account;

                  (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (pp) When measured by the Cut-Off Date Aggregate Principal Balance, the Mortgagors with respect to at least 89.28% of the Mortgage Loans in Pool I and 93.03% of the Mortgage Loans in Pool II, represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (rr) Each Mortgage Loan in Pool II is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

                  (ss) With respect to second lien Mortgage Loans:

                  (i) the Unaffiliated Seller and the Originators have no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                  (ii) no consent from the holder of the prior mortgage is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                  (iii) if the prior mortgage has a negative amortization, the CLTV was determined using the maximum loan amount of such prior mortgage,

                  (iv) the related first mortgage loan encumbering the related Mortgaged Property does not have a mandatory future advance provision, and

                  (v) the Mortgage Loans conform in all material respects to the description thereof in the Prospectus Supplement.

                  (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Indenture Trustee, the Note Insurer and the Noteholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan may not be thirty (30) or more days contractually delinquent as of the related Subsequent Cut-Off Date;
         (ii) the original term to maturity of such Subsequent Mortgage Loan may not exceed 360 month; (iii) such Subsequent Mortgage Loan must have a Mortgage Interest Rate of at least 7.75%; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Note Insurer and the Rating Agencies, notwithstanding the fact that the Subsequent Mortgage Loans meet the parameters stated in this subsection (tt); (v) the Principal Balance of any such Subsequent Mortgage Loan may not exceed $227,150.00; (vi) no more than 9.50% of such Subsequent Mortgage Loans may be second liens (vii) no such Subsequent Mortgage Loan shall have a CLTV of more than, (a) for consumer purpose loans, 84.99%, and (b) for business purpose loans, 75%; (viii) no more than 45% of such Subsequent Mortgage Loans may be Balloon Loans; (ix) no more than 5% of such Subsequent Mortgage Loans may be secured by mixed-use properties, commercial properties, or four or more unit multifamily properties; and
         (x) following the purchase of such Subsequent Mortgage Loans, the Mortgage Loans (including the Subsequent Mortgage Loans) held by the Trust (a) will have a weighted average Mortgage Interest Rate, (I) for consumer purpose loans, of at least 7.75% and (II) for business purpose loans, of at least 12%; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 80%, and (II) for business purpose loans, 62%.

                  (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Unaffiliated Seller nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and

                  (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

                  Section 3.04 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller and the Originators, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

                  Section 3.05 Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans, the subsequent transfer thereof by the Depositor to the Trust and the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Sale and Servicing Agreement or the Indenture.

                  (b) With respect to any representation or warranty contained in Sections 3.01 or 3.03 hereof that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's knowledge, if it is discovered by the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Depositor, the Note Insurer or any Noteholder that the substance of such representation and warranty was inaccurate as of the Closing Date or the Subsequent Transfer Date, as applicable, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Note Insurer, the Depositor or any Noteholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the Note Insurer or the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give, pursuant to this Section 3.05(b) and pursuant to Section 4.02 of the Sale and Servicing Agreement, prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05(b), within sixty (60) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall (a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans; provided, that, with respect to Mortgage Loans in Pool II, such substitution is effected not later than the date which is two (2) years after the Startup Day or at such later date, if the Indenture Trustee and the
         Note Insurer receive an Opinion of Counsel to the effect set forth in
         Section 3.05(c). Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the related Distribution Account pursuant to the Sale and Servicing Agreement.

                  The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this Section 3.05.

                  (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Indenture Trustee and the Collateral Agent, a certification in the form attached to the Sale and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.05(a) of the Sale and Servicing Agreement for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Sale and Servicing Agreement, upon receipt by the Indenture Trustee and the Collateral Agent of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt by the Collateral Agent, on behalf of the Indenture Trustee of the related Mortgage File, and the deposit of certain amounts in the related Distribution Account pursuant to Section 2.07(b) of the Sale and Servicing Agreement (which certification shall be in the form of Exhibit H to the Sale and Servicing Agreement), the Collateral Agent, on behalf of the Indenture Trustee, shall be required to release to the Servicer for release to the Unaffiliated Seller the related Indenture Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.


                  (d) Pursuant to the Sale and Servicing Agreement, the Servicer shall deposit in the related Distribution Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Sale and Servicing Agreement, the Servicer shall be required to give written notice to the Indenture Trustee, the Collateral Agent and the Note Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Sale and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Indenture, the Sale and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and 3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and, pursuant to the Sale and Servicing Agreement, the Servicer will deposit into the related Distribution Account, an amount equal to the Substitution Adjustment, if any.

                  (e) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan in Pool II which is not in default or as to which no default is imminent, no purchase, or substitution pursuant to Section 2.06(b) or this Section 3.05 shall be made unless the Unaffiliated Seller provides to the Indenture Trustee, the Collateral Agent and the Note Insurer an Opinion of Counsel to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code or a tax on contributions to the REMIC Trust under the REMIC Provisions, or (ii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Class A-2 Notes are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this Section 3.05(e) shall be purchased or substituted (subject to compliance with Section 2.06 and this Section 3.05) upon the earlier of (x) the occurrence of a default or reasonably foreseeable default with respect to such Mortgage Loan and (y) receipt by the Indenture Trustee, the Collateral Agent and the Note Insurer of an Opinion of Counsel to the effect that such purchase or substitution will not result in the events described in clauses (i) and (ii) of the preceding sentence.

                  (f) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Indenture Trustee, the Note Insurer and the Noteholders respecting a breach of the foregoing representations and warranties.

                  (g) Pursuant to the Sale and Servicing Agreement, upon discovery by the Unaffiliated Seller, the Servicer, the Indenture Trustee, the Collateral Agent, the Note Insurer or any Noteholder that any Mortgage Loan in Pool II does not constitute a Qualified Mortgage, the party discovering such fact shall promptly (and in any event within five (5) days of the discovery) give written notice thereof to the other parties. In connection therewith, the Unaffiliated Seller or the related Originator shall repurchase or substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan within ninety
         (90) days of the earlier of such discovery by any of the foregoing parties, or the Indenture Trustee's or the Unaffiliated Seller's receipt of notice, in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Sections 3.02 or
         3.03. Pursuant to the Sale and Servicing Agreement, the Collateral Agent, on behalf of the Indenture Trustee, shall reconvey to the Unaffiliated Seller or the related Originator the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Sections 3.02 or 3.03.

                  (h) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement, the Indenture and the Sale and Servicing Agreement.

                  (i) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Indenture Trustee for all amounts payable in respect of such Mortgage Loan.


                                   ARTICLE IV

                             THE UNAFFILIATED SELLER

Section 4.01 Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

                  (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Indenture Trustee, and the rating, issuance and sale of the Notes.

                  Section 4.02 Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Note Insurer which approval shall not be unreasonably withheld. If the approval of the Note Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Insurer.

                  Section 4.03 Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) the fees and disbursements of the Depositor's, the Unaffiliated Seller's and the Originators' counsel; (b) the fees of S&P and Moody's; (c) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (d) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (e) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Notes; (f) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange Act); (g) the shelf registration amortization fee of 0.04% of the Note Principal Balance of the Notes on the Closing Date, paid in connection with the issuance of Notes; (h) the fees and disbursements for Deloitte & Touche LLP, accountants for the Originators; and (i) all of the initial expenses (not to exceed $75,000) of the Note Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files but not including the initial premium paid to the Note Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

                  Section 4.04 Indemnification. (a) The Originators and the Unaffiliated Seller, jointly and severally, agree

                  (i) to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of
         Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have; and

                  (ii) to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Indenture, the Indenture Trustee shall reimburse the Unaffiliated Seller in accordance with the Indenture for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

                  (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Notes. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
         Section 4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) subject to the limits set forth in subsection (a) and subsection (b) of this Section 4.04; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this
         Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                   ARTICLE V

                              CONDITIONS OF CLOSING

                  Section 5.01 Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller.

                  (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement under the captions "Prepayment and Yield Considerations" and "The Mortgage Loan Pools."

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole reasonable discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Depositor and its counsel:

                  (i) the Mortgage Loan Schedule;

                  (ii) this Agreement, the Sale and Servicing Agreement, the Indenture, the Trust Agreement, and the Underwriting Agreement dated as of October 16, 1998 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                  (iii) officer's certificates of an officer of each of the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                  (iv) copy of each of the Originators and the Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                  (v) an opinion of the counsel for the Originators and the Unaffiliated Seller as to various corporate matters in a form acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                  (vi) opinions of counsel for the Unaffiliated Seller, in forms acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Notes of "AAA" by S&P, and "Aaa" by Moody's (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

                  (vii) a letter from Moody's that it has assigned a rating of "Aaa" to the Notes;

                  (viii) a letter from S&P that it has assigned a rating of "AAA" to the Notes;

                  (ix) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                  (x) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                  (xi) an opinion or opinions of counsel for the Servicer, in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                  (xii) an opinion or opinions of counsel for the Note Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Note Insurance Policy shall have been duly executed, delivered and issued with respect to the Notes.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

                  Section 5.02 Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                  (i) this Agreement and the Sale and Servicing Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                  (ii) a copy of a letter from Moody's to the Depositor to the effect that it has assigned a rating of "Aaa" to the Notes and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of "AAA" to the Notes.

                  (iii) an opinion of counsel for the Indenture Trustee in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (iv) an opinion of counsel for the Owner Trustee in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (v) an opinion of counsel for the Note Insurer in form and substance acceptable to the Unaffiliated Seller and its counsel;

                  (vi) an opinion of the counsel for the Depositor as to securities and tax matters; and

                  (vii) an opinion of the counsel for the Depositor as to true sale matters.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

                  Section 5.03 Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   ARTICLE VI

                                  MISCELLANEOUS

                  Section 6.01 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Managing Director - Asset Backed Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and the Originators and if to the Unaffiliated Seller or an Originator, addressed to the Unaffiliated Seller or such Originator at Balapointe Office Centre, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, Pennsylvania 19004, Attention:
Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller or such Originator may designate in writing to the Depositor.

                  Section 6.02 Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

                  Section 6.03 Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                  Section 6.04 Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any Note or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

                  Section 6.05 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 6.06 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Note Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

                  Section 6.07 Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans and that the conveyance of the Mortgage Loans by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for accounting purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that any such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor (or its assignee) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor (or its assignee) for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

                  Section 6.08 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

                  Section 6.09 Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Note Insurer, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note, or change the rights or obligations of any other party hereto without the consent of such party.

                  (b) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor with the consent of the
Note Insurer, the Majority Noteholders and the Holders of the majority of the Percentage Interest in the Trust Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Indenture Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the REMIC Trust as a REMIC or cause a tax to be imposed on the REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Notes affected thereby.

                  (c) It shall not be necessary for the consent of Holders under this Section 6.09 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Section 6.10 Third-Party Beneficiaries. The parties agree that each of the Note Insurer and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trust and then to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, pursuant to the Sale and Servicing Agreement and the Indenture, respectively, and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

                  Section 6.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

                  (b) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

                  (c) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  Section 6.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                           PRUDENTIAL SECURITIES SECURED
                               FINANCING CORPORATION



                           By: ____________________________________________
                               Name:
                               Title:

                           ABFS 1998-4, INC.



                           By: ____________________________________________
                               Name:
                               Title:

                           AMERICAN BUSINESS CREDIT, INC.



                           By: _____________________________________________
                               Name:
                               Title:

                           HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE



                           By: ____________________________________________
                               Name:
                               Title:

                           NEW JERSEY MORTGAGE AND INVESTMENT CORP.



                           By: _____________________________________________
                               Name:
                               Title:

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0000010116        MARIA L. MENTZER                                                   75000.00                  75000.00
0000010164        MARIA PORTER                                                      175000.00                 175000.00
0000010173        RICH JANITORIAL, INC                                               56000.00                  56000.00
0000010180        AKIRA, INC.                                                        50000.00                  50000.00
0000010182        M.P.L. & CO. CONTRACTORS, INC.                                     60000.00                  60000.00
0000010187        BELLA DONNA RESTAURANT, INC.                                       30000.00                  30000.00
0000010190        JAMES CARSON                                                       76000.00                  76000.00
0000010191        COUNTY CARBURETOR, INC                                             30000.00                  30000.00
0000010193        EAST WEST INTERIORS INC.                                           50000.00                  50000.00
0000010194        BJK COUNSULTING, INC.                                              70000.00                  70000.00
0000010195        CHANG CHUN PAK                                                    150000.00                 150000.00
0000010197        A-ONE HERBS & VITAMINS, INC.                                       26000.00                  26000.00
0000010198        B & G DELIVERY SERVICE, CO.                                        57500.00                  57500.00
0000010199        GINA MAJOR ACKERMAN                                                30000.00                  30000.00
0000010200        JOHN W. POLLINS III                                                34000.00                  34000.00
0000010202        BR-JR, INC.                                                       100000.00                 100000.00
0000010203        LAMONT E. SPRUEL                                                   50000.00                  50000.00
0000010204        TIM HART AUTO RECOVERY, INC                                        20000.00                  20000.00
0000010205        JOSIF SILAGHI                                                      50000.00                  50000.00
0000010206        MARLAIS ENTERPRISES LIMITED                                        43000.00                  43000.00
0000010208        GARY L. SPRAGUE                                                    23500.00                  23500.00
0000010209        PAUL MITCHELL                                                      11000.00                  11000.00
0000010210        DALE J. SPENCER ENTERPRISES, I                                     48000.00                  48000.00
0000010211        KID'S PLACE, INC.                                                  50000.00                  50000.00
0000010212        CARACHILO'S CAFE, INC                                              65000.00                  65000.00
0000010214        LINWOOD BROWN JR.                                                  40000.00                  40000.00
0000010215        KLEENET,  INC                                                      78000.00                  78000.00
0000010216        BOLDEN & COKER, PC                                                 85000.00                  85000.00
0000010219        TINA M. ROWLANDS                                                   67000.00                  67000.00
0000010220        MARTHA PLANITA                                                     31000.00                  31000.00
0000010221        BOISE P. SHANABROUGH                                               66000.00                  66000.00
0000010222        EXACTE MEDICAL MANAGEMENT, INC                                     20000.00                  20000.00
0000010223        WILLIAM V. WASHINGTON                                              25000.00                  25000.00
0000010224        IK WOO RHEE                                                       155000.00                 155000.00
0000010225        GARY PITMAN                                                        58000.00                  58000.00
0000010226        ANTHONY E. ZENNAITER                                               23500.00                  23500.00
0000010229        KEITH WESCOVICH                                                    50000.00                  50000.00
0000010230        SAL P. INC                                                        135000.00                 135000.00
0000010231        JOHN W. ASHTON                                                     25000.00                  25000.00
0000010235        P. E. C., INC                                                      50000.00                  50000.00
0000010236        CHARLES KMILCSIK                                                   50000.00                  50000.00
0000010237        K. C.'S PLUMBING & HEATING,  I                                     33000.00                  33000.00
0000010238        ADVANCED RESPIRATORY THERAPEUT                                     45000.00                  45000.00
0000010239        HARDWOODS, LLC                                                     46000.00                  46000.00
0000010242        PRECISION EXCAVATING & PAVING                                     120000.00                 120000.00
0000010243        DMR INVESTMENTS,  INC.                                             50000.00                  50000.00
0000010245        THOMAS G. STAPLETON JR.                                            40000.00                  40000.00
0000010246        GEORGE A. SHINKO                                                   23000.00                  23000.00
0000010247        AKRON-CANTON CONCRETE CO., INC                                     95000.00                  95000.00
0008882069        DANIEL E. BERKE                                                   150000.00                 150000.00
0008882070        JOHN R. MASTROPASQUA                                               28500.00                  28500.00
0008882072        THEODORE MCCANN                                                    30000.00                  30000.00
0008882074        GEORGE VINCENT, INC.                                               55000.00                  55000.00
0008882075        LA'ALFONZO JONES                                                   72000.00                  72000.00
0008882076        ALBERTO J. AMPARO                                                  60000.00                  60000.00
0008882080        DYNAMIC PROPERTIES, INC.                                           49000.00                  49000.00
0008882083        ELIZABETH SWAVELY                                                  20000.00                  20000.00
0000004858        KATHERINE J. HELHOSKI                                             162400.00                 162400.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0000010107        VENTER, INC.                                                       25000.00                  25000.00
0000010253        DARLA L. GRABER                                                    45000.00                  45000.00
0000010228        HSIU CHIN YOUNG                                                    90000.00                  90000.00
0000010251        ALFRED D. DENNIS, D.M.D., P.C.                                    200000.00                 200000.00
0000010254        ANDRE L. DUNBAR SR.                                                32000.00                  32000.00
0000010255        RALPH T. SANZERI                                                   35000.00                  35000.00
0000010256        ROBERT D. COX                                                     100000.00                 100000.00
0000010257        SARA ELLEN BAILEY                                                  58000.00                  58000.00
0008882084        JEANETTE WYNN                                                      18000.00                  18000.00
0000010258        GOODFELLOW'S LAKESIDE CORPORAT                                     35000.00                  35000.00
0000010259        JILI, LTD.                                                        100000.00                 100000.00
0000010264        ZAID ALMAJALI                                                      67000.00                  67000.00
0000010265        ANDRE H. HUMPHREY                                                  15000.00                  15000.00
0000010266        JANET M. FABRIZI                                                   30000.00                  30000.00
0008882090        ELNORA WILSON                                                      47000.00                  47000.00
0000010261        LINDA S. CLIMES                                                   147000.00                 147000.00
0000010227        CHAN SHIN HONG                                                    100000.00                 100000.00
0000010123        P. CORENO AND COMPANY INC.                                         55000.00                  55000.00
0000010218        SLOANE M. HUNTER                                                   95000.00                  95000.00
0000010207        LIGHTS ON 9,INC.                                                   24000.00                  24000.00
0000010134        MATTI'S CAFE CORP.                                                420000.00                 420000.00
0000010161        PETER N. PANAGOS                                                   38000.00                  38000.00
0008882079        LARSEN PROPERTIES                                                 325000.00                 325000.00
0000010250        HOBSON'S CHOICE, INC.                                              85000.00                  85000.00
0008882086        TENDER MERCIES CHILD CARE & LE                                    250000.00                 250000.00
0001044403        PATTI R. COLE                                                      10000.00                  10000.00
0001044809        VICTORIA ROSARIO                                                   10000.00                  10000.00
0001044483        SHARON A. MCGEE                                                    12000.00                  12000.00
0009013168        JEANNIE REMINGTON SR.                                              12000.00                  12000.00
0009013147        TANYA N. WEBER                                                     12000.00                  12000.00
0009013066        FRANK A. CAMERON JR.                                               12850.00                  12850.00
0001044384        GERALD W. SMITH                                                    13250.00                  13250.00
0001018462        MANSOOR KHAWAJA                                                    13700.00                  13700.00
0001043838        ALVIN EUGENE BRANNON                                               14250.00                  14250.00
0001042525        JEFFREY LEVINE                                                     14750.00                  14750.00
0001042729        NICHOLAS VOLO                                                      14800.00                  14800.00
0001043301        THOMAS W. GROMMISCH                                                15000.00                  15000.00
0001045151        PAUL J. REIGER                                                     15000.00                  15000.00
0009013167        ANTHONY M. NARDELLO                                                15000.00                  15000.00
0001043899        BEULAH CHILDS                                                      15000.00                  15000.00
0001042777        VERA EILEEN WRIGHT                                                 15000.00                  15000.00
0001044512        KATHERINE DLUHI                                                    16000.00                  16000.00
0001044968        ANNUNZIATA GAMBO                                                   16500.00                  16500.00
0009012905        CARMEN MUNIZ                                                       16500.00                  16500.00
0001043962        SUSAN SANTUCCI                                                     17000.00                  17000.00
0001044681        JEFFERY EDMONDSON                                                  17500.00                  17500.00
0009013230        DOLORES M. FORTUNE                                                 18000.00                  18000.00
0001044920        BARBARA E. WINDHAM                                                 18500.00                  18500.00
0001044255        CHRISTOPHER SHANE REICHRATH                                        18850.00                  18850.00
0001042002        PAUL T. PRIBER                                                     19000.00                  19000.00
0001040960        BERTHA M. MARSHALL                                                 19000.00                  19000.00
0009013219        MICHAEL E. O'CONNOR JR.                                            19000.00                  19000.00
0001044447        MOZELLE HUGHES                                                     19000.00                  19000.00
0001043242        JOHN YESKO                                                         19800.00                  19800.00
0001045085        STEPHEN FARINA                                                     20000.00                  20000.00
0001045935        SCOTT S. SEMDER                                                    20000.00                  20000.00
0009013103        WILLIAM H. MILLS JR.                                               20000.00                  20000.00
0001043316        PERRY A. SACCA                                                     20000.00                  20000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001040943        DIANE M. JACOB                                                     20000.00                  20000.00
0009013222        ANN NOLAN                                                          20000.00                  20000.00
0009013050        MICHAEL P. TAGGART                                                 20000.00                  20000.00
0009013243        KELLY HORIEL                                                       20600.00                  20600.00
0009013187        JAMES D. CRAZE                                                     20700.00                  20700.00
0001042231        PHILIP A. SILVERNAIL JR.                                           21750.00                  21750.00
0001042897        MELVIN T. WALKER                                                   22050.00                  22050.00
0001045239        BERNADETTE MOORE                                                   23000.00                  23000.00
0009013163        BENJAMIN F. PRIDE III                                              23000.00                  23000.00
0001042830        BILLY G. BARNETTE                                                  23936.00                  23936.00
0001042143        LOUIS MAROTTA                                                      24100.00                  24100.00
0009013108        ETHEL M. MILLER                                                    24100.00                  24100.00
0001044505        DERRICK G. MESQUITA                                                24500.00                  24500.00
0001044647        GARY BLUM                                                          25000.00                  25000.00
0001043861        DENIS WALKER                                                       25000.00                  25000.00
0001045733        RENEA L. ELLIS                                                     25000.00                  25000.00
0001044163        QUILLIE LEROY HARVEY                                               25000.00                  25000.00
0001042409        DANNY LEE WOOTEN                                                   25000.00                  25000.00
0001043592        JOHN ANTHONY DODARO JR.                                            25000.00                  25000.00
0001045213        JOSE M. SPILOTRO                                                   25182.00                  25182.00
0001039608        BRIAN MC CABE                                                      26250.00                  26250.00
0001045050        RICHARD E. KUEHN                                                   26300.00                  26300.00
0001043810        JOEY SHEPPARD                                                      26400.00                  26400.00
0001039685        GERALD M. GRAY                                                     26500.00                  26500.00
0001045061        DEBORAH L. GAUGHAN                                                 26500.00                  26500.00
0009012304        BETTY RIVERA SELBY                                                 26500.00                  26500.00
0001043132        MIA M.FAIN N/K/A MIA M.GOSSETT                                     27000.00                  27000.00
0009013276        CHARLES FRANKLIN ARTMAN                                            27000.00                  27000.00
0009013090        ADOLFO CREAGH                                                      27500.00                  27500.00
0009013142        JEAN EBERHARDT                                                     28000.00                  28000.00
0009013183        KAREN KENNEDY                                                      28500.00                  28500.00
0001043427        BRUCE B. SNYDER                                                    28725.00                  28725.00
0009013117        CLIFT J. WATHEN                                                    29000.00                  29000.00
0009012973        JAMES M. SAWDEY SR.                                                29600.00                  29600.00
0001045444        ARNITA CLAITT                                                      29900.00                  29900.00
0001044608        MITCHELL A. BOYLE                                                  30000.00                  30000.00
0001045693        THOMAS R. WILLIAMS                                                 30000.00                  30000.00
0001043876        JAMAAL ABDUL HAKIM                                                 30000.00                  30000.00
0001042448        DAVID N. SAMPLES                                                   30000.00                  30000.00
0001040653        ANTHONY FULLWOOD                                                   30000.00                  30000.00
0009013186        ROGER A. ARBOGAST                                                  30000.00                  30000.00
0001045666        THOMAS HOLLOWAY                                                    30000.00                  30000.00
0001042620        LAWRENCE BOWMAN                                                    30500.00                  30500.00
0001040373        WILLIAM RHEW                                                       30600.00                  30600.00
0001038236        THOMAS LEROY DIMICK                                                31000.00                  31000.00
0001044365        ANITA HUBANKS                                                      31500.00                  31500.00
0001043274        JOSEPH PECK                                                        31950.00                  31950.00
0001042523        MARY H. COTTON                                                     32000.00                  32000.00
0001041983        ROBERT BEAUMAN                                                     32000.00                  32000.00
0001044191        DAVID E. RYE                                                       32000.00                  32000.00
0001043815        DEBORAH BADERTSCHER F/K/A DEBO                                     32000.00                  32000.00
0001044254        MICHELE D. TAYLOR                                                  32300.00                  32300.00
0001043056        BETTYE JANE MITCHELL                                               32400.00                  32400.00
0001045144        RICHARD ANTROM III                                                 33000.00                  33000.00
0001043108        CURTIS J. VINSON                                                   33300.00                  33300.00
0001033222        ROBERT B. MURAWSKI                                                 33600.00                  33600.00
0001042265        ELI GEORGE CEPHAS                                                  33800.00                  33800.00
0001040737        FREDERICK J. EVANS                                                 34000.00                  34000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001046168        RANDY M. EMERICH                                                   34200.00                  34200.00
0001041850        WILLIAM JOHN FERGUSON                                              34400.00                  34400.00
0009013217        ROBERT D. PURDON                                                   34850.00                  34850.00
0001044700        GERALD B. CASPER                                                   35000.00                  35000.00
0001044692        GLORIA TAYLOR NKA GLORIA DIBBL                                     35000.00                  35000.00
0001039240        ANN TAYLOR                                                         35000.00                  35000.00
0001043857        MILDRED L. VAN HORN                                                35118.00                  35118.00
0001042194        DWAYNE GOMILLION                                                   35700.00                  35700.00
0001038182        VERNELL SMITH                                                      35750.00                  35750.00
0001042566        DIANA DAVIS                                                        35910.00                  35910.00
0001042689        DONALD GREG LAMBERT                                                36000.00                  36000.00
0001043405        WILLIAM E. OWENS JR.                                               36000.00                  36000.00
0001043149        GREGORY EDWARD RAPACZ                                              36000.00                  36000.00
0001044059        CLIFTON L. SLATER                                                  36000.00                  36000.00
0009013191        JAMES HAUAD                                                        36000.00                  36000.00
0001044380        EDDIE DEAN SMITH                                                   36000.00                  36000.00
0001042995        EDWARD H. FLEMMING                                                 36000.00                  36000.00
0009013033        ROBERT VONADA                                                      36750.00                  36750.00
0009012965        KATHLEEN WEBER                                                     37000.00                  37000.00
0001042253        ESSIE J. PRUITT                                                    37200.00                  37200.00
0001042470        ALICE G. LANDRUM                                                   37350.00                  37350.00
0001041797        MARK J. BLACKBURN                                                  37845.00                  37845.00
0001042160        TIMOTHY J. CALLAWAY                                                38410.00                  38410.00
0001037505        CHARLES WRIGHT                                                     38675.00                  38675.00
0009013246        BERNICE LEONA BEAVER                                               38700.00                  38700.00
0001044946        LINDA C. RHODES                                                    39000.00                  39000.00
0001045327        MARIAMA KAI MCINTYRE                                               39000.00                  39000.00
0001043094        JOSEPH MORAN                                                       40000.00                  40000.00
0001044425        MARLENA SETTLES                                                    40000.00                  40000.00
0001045781        SUNG JUN                                                           40000.00                  40000.00
0001043601        MARY D. MCGINNIS                                                   40000.00                  40000.00
0001044448        LEON THOMAS                                                        40000.00                  40000.00
0001043284        WILLIAM EARL OUTLAW                                                40000.00                  40000.00
0001045536        JAMES A. MIKALIUNAS                                                40000.00                  40000.00
0009013337        NADINE D. YANGER                                                   40600.00                  40600.00
0001045469        CORA ANN DONAHUE                                                   41000.00                  41000.00
0001044136        LUIS G. JUSTINIANO                                                 42000.00                  42000.00
0001043304        ANTHONY KAPLAN                                                     42000.00                  42000.00
0001042195        CAROLYN E. ABERNATHY                                               42700.00                  42700.00
0001041329        KLINE T. SCONIONS                                                  43200.00                  43200.00
0001043112        TRACEY WILLIAMS                                                    44000.00                  44000.00
0009013078        BARNEY P. RUPERT                                                   44000.00                  44000.00
0001043247        SAMUEL P. ESTOK                                                    44000.00                  44000.00
0001042618        MARK H. SCHIESSER                                                  45000.00                  45000.00
0001041847        JAMES E. CRUTCHFIELD                                               45000.00                  45000.00
0009013262        RICARDO MADERAS                                                    45000.00                  45000.00
0009011148        LINDA K. DADDINO                                                   45000.00                  45000.00
0001042019        ANN MARIE G. CODDETT                                               45000.00                  45000.00
0001042007        LUKE H. HORNSBY                                                    45500.00                  45500.00
0009013000        JOSEPH F. VAN BUREN JR.                                            46000.00                  46000.00
0009013350        JAMES P. SOLLER                                                    47200.00                  47200.00
0002016677        CHARLES L. GREEN                                                   48000.00                  47657.66
0001045412        DONALD LAFORCE                                                     48000.00                  48000.00
0001042724        TERRY L. ESLAND                                                    48000.00                  48000.00
0001042563        WILLIAM H. LEGGETT                                                 48300.00                  48300.00
0001042386        BEN C. ARINDER                                                     48600.00                  48600.00
0001040664        GEORGE W. LABELLE                                                  49000.00                  49000.00
0001040601        GEORGE HODGE                                                       49000.00                  49000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001043189        GEORGE E. COMER                                                    49500.00                  49500.00
0009013145        ANTIGONE C. CARPOUSIS                                              49500.00                  49500.00
0009013281        KIMBERLY D. FARR                                                   49600.00                  49600.00
0001045806        SAMMY REESE                                                        49725.00                  49725.00
0001043704        STEPHEN W. RICHARDS                                                50000.00                  50000.00
0001041198        NICHOLAS PELINO JR.                                                50000.00                  50000.00
0001042887        CORINNE E. DEAS                                                    50000.00                  50000.00
0009012996        SHIRLEY L. ROGERS                                                  50000.00                  50000.00
0001031447        ERNESTINE J. LEE                                                   50000.00                  50000.00
0001044770        REBECCA WEARING                                                    50000.00                  50000.00
0001045458        ELIZABETH D. HUDSON                                                50000.00                  50000.00
0009013014        ROBERT C. DIETERLY                                                 50000.00                  50000.00
0001044562        JOSEPHINE A. CAMPAGNA                                              50100.00                  50100.00
0001042243        LEE ANNE MONTI                                                     51000.00                  51000.00
0009013097        GLORIA DISOMMA                                                     51150.00                  51150.00
0001039290        MICHAEL P. MCGROGAN                                                52460.00                  52460.00
0001043518        RUBY SMITH DOWNS                                                   53500.00                  53500.00
0001044651        WILLIE MERCER                                                      54000.00                  54000.00
0009013284        KIMBERLY A. HOLGATE                                                54000.00                  54000.00
0001044045        HAZEL TURNER                                                       54400.00                  54400.00
0001044114        MILLICENT PIERCE                                                   54900.00                  54900.00
0001043741        DENISE RUSSELL                                                     55250.00                  55250.00
0001044105        DOROTHY MAY HUSBAND                                                56000.00                  56000.00
0001043832        CYNTHIA ANN ROUSSEAU                                               56610.00                  56610.00
0001043804        RODNEY LEOPARD                                                     56700.00                  56700.00
0001043340        JOHN L. ALFORD                                                     56950.00                  56950.00
0009012997        CHRISTINE MAHAFFEY                                                 57200.00                  57200.00
0001036973        JAMES LATEER                                                       57800.00                  57800.00
0001042660        MICHAEL SHANE MOULDER                                              57800.00                  57800.00
0001045954        MARGARET P. HIPPS                                                  57800.00                  57800.00
0001043521        JACKIE WATSON                                                      58400.00                  58400.00
0001042944        CELIA A. HALBERT                                                   58500.00                  58500.00
0009013336        THOMAS H. O'NEILL                                                  58800.00                  58800.00
0001043214        CURTIS HENRY                                                       59925.00                  59925.00
0001044503        AMY BETH HENRY                                                     60000.00                  60000.00
0001044723        REUBEN SANTIAGO                                                    60000.00                  60000.00
0001044864        ANGELIA CURTIS                                                     60000.00                  60000.00
0001040225        SANDRA BEVINGTON                                                   60000.00                  60000.00
0001042824        BRENDA SAIN                                                        60000.00                  60000.00
0001043100        MELVIN HASKELL                                                     60000.00                  60000.00
0001040698        JOHN BENNETT JR.                                                   61200.00                  61200.00
0001044718        KATHERINE GIBSON                                                   62000.00                  62000.00
0001034163        DABNEY R. STATON JR.                                               62050.00                  62050.00
0001040147        KYLE D. MOORE                                                      62400.00                  62400.00
0001042009        CHARLES L. KYLES                                                   62400.00                  62400.00
0001044050        JAMES EARL BOWMAN                                                  63000.00                  63000.00
0001043286        RITA GREENE                                                        63000.00                  63000.00
0001042094        BRIDGETTE MCCARTHY                                                 63000.00                  63000.00
0001041993        WILLIAM MILLS                                                      63500.00                  63500.00
0001043234        SAMUEL GAINES                                                      63750.00                  63750.00
0001040435        CHYKIMBERLY BULLARD                                                63750.00                  63750.00
0009013087        ROBERT A. WEYGAND SR.                                              63750.00                  63750.00
0001040901        DAVID PFAFF                                                        64000.00                  64000.00
0001045313        RAUL L. ROMAN                                                      64000.00                  64000.00
0001045356        BRUCE J. RABSTEIN                                                  64200.00                  64200.00
0001044174        DEBRA MCINTOSH                                                     64200.00                  64200.00
0001042840        BRENDA J. HILL                                                     64350.00                  64350.00
0009006154        ARTEMIDE MARANO                                                    65000.00                  65000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001044208        YVONNE CEDENO                                                      65500.00                  65500.00
0001044435        FRANCES MAGLIOCCO                                                  66000.00                  66000.00
0001041867        LAURA B. CALLAHAN                                                  66300.00                  66300.00
0001042829        HERSCHEL L. HAYNES                                                 66500.00                  66500.00
0001036082        MAMIE B. MCCLOUD                                                   66700.00                  66700.00
0001043086        CYNTHIA BROOKS                                                     67000.00                  67000.00
0001039689        SAMMY EVERAGE                                                      67500.00                  67500.00
0001044751        MARGARET MCMAHON CORTESE                                           67500.00                  67500.00
0001045229        MARIE EDOUARD                                                      67500.00                  67500.00
0001043085        CHRISTEN O. LANGDON                                                68000.00                  68000.00
0001044804        JOHN W. VERLANDER                                                  69000.00                  69000.00
0001044604        SHELBY J. FAULK                                                    69700.00                  69700.00
0001040508        CHUCK V. WHITE                                                     70000.00                  70000.00
0001044264        ALMA P.PERRIN NKA ALMA P.BOMAN                                     70000.00                  70000.00
0001044690        MICHAEL T. DOUGHERTY                                               70000.00                  70000.00
0001041330        TRAVIS J. CROCKER                                                  70125.00                  70125.00
0001042876        YVONNE GUY                                                         70400.00                  70400.00
0001044455        LUZ KURJANOWICZ                                                    71000.00                  71000.00
0001042546        BEATRICE E. WILLIAMS                                               71500.00                  71500.00
0001041992        HELEN M. KELLIHER                                                  72000.00                  72000.00
0001044025        KIMBERLY BENTON                                                    72000.00                  72000.00
0001045331        MAMIE WILLIS                                                       72250.00                  72250.00
0001044652        JANIE COLLINS JOHNSON                                              72500.00                  72500.00
0001041786        HENRIETTA W. KNOWLES                                               73000.00                  73000.00
0001044842        JOHN WILLIAM                                                       74000.00                  74000.00
0001044303        EDWARD J. GOLDKRANZ                                                74000.00                  74000.00
0001041688        JAMES R. MARRIOTT                                                  74400.00                  74400.00
0001041221        WAYNE E. LEWIS                                                     75000.00                  75000.00
0001042068        EILEEN PLACIDO                                                     75000.00                  75000.00
0001043449        JEROME ARCHER                                                      75600.00                  75600.00
0001043633        WALTER BIBBS                                                       76000.00                  76000.00
0001044358        JOE L. STEELE                                                      76500.00                  76500.00
0001044484        MARCUS E. CLARK                                                    77000.00                  77000.00
0001045501        LESTER EUGENE MILLER                                               78000.00                  78000.00
0001042923        RUSSELL M. LAVENDER                                                78200.00                  78200.00
0001038010        THEODORE L. ARNHEITER III                                          78750.00                  78750.00
0001041876        ESTHER TORRES                                                      80000.00                  80000.00
0001042946        LEONIA G. JACKSON JR.                                              80000.00                  80000.00
0001044758        JOHN FREDERICK PRICE                                               80000.00                  80000.00
0001041571        ELAINE OGISTE                                                      80000.00                  80000.00
0009013248        REBECCA D. VILLARANTE                                              80000.00                  80000.00
0001045547        ALLEN DOUGLAS BAILEY                                               80100.00                  80100.00
0001045758        RODNEY D. HILL                                                     80250.00                  80250.00
0001044281        KATHRYN E. SZWAJER                                                 81000.00                  81000.00
0009013174        KAREN SNYDER                                                       81500.00                  81500.00
0001044441        MARTHA J. BODIE                                                    81900.00                  81900.00
0001043375        WILLIAM MARK TURNER                                                82800.00                  82800.00
0001044550        KEVIN J. HITE                                                      82800.00                  82800.00
0001043999        ROBERT L. CARSWELL                                                 84000.00                  84000.00
0001044140        MATTHEW J. SLIVKA                                                  84800.00                  84800.00
0001044662        JAIRO MORALES                                                      85000.00                  85000.00
0009011754        DAVID J. BUTRYN                                                    85000.00                  85000.00
0001040531        MARVIN L. SMITH                                                    85500.00                  85500.00
0001042587        RITA J. GREENE                                                     86000.00                  86000.00
0001044754        HOWARD RICHARD HAHN                                                87300.00                  87300.00
0001042439        GENE RIVERA                                                        87500.00                  87500.00
0009013029        JAMES BROPHY                                                       87500.00                  87500.00
0009012852        GLORIA PREVITERA                                                   88000.00                  88000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001043525        TRACY E. ALLEN                                                     89100.00                  89100.00
0001044417        JOHN C. LYNCH                                                      90000.00                  90000.00
0001043358        FRANCES A. MELENDEZ                                                90000.00                  90000.00
0001041671        JEANNE D. ABBOTT                                                   90900.00                  90900.00
0001044246        ALPHONSO A. CLARKE                                                 91800.00                  91800.00
0001044714        NANCY HEARN                                                        92700.00                  92700.00
0001044444        NELSON C. BARNES                                                   92800.00                  92800.00
0001044248        KEITH ROGERS                                                       94000.00                  94000.00
0001042673        PETER J. NOWADLY                                                   94500.00                  94500.00
0001046161        BRENDA W. KNOX                                                     96000.00                  96000.00
0001038903        ANTHONY A. LEONETT JR.                                             96300.00                  96300.00
0001042766        HAROLD S. BOLGER                                                   97000.00                  97000.00
0001045157        ANNIE SAMPSON                                                      97750.00                  97750.00
0001042531        DOLORES E. MARTINO                                                 99000.00                  99000.00
0001045766        TIMOTHY P. KELLY                                                   99000.00                  99000.00
0001043433        VERA LEE MCCREE                                                    99000.00                  99000.00
0001044327        FREDERICK SCHROEDER                                               100000.00                 100000.00
0001044706        LACY EUGENE PUCKETT                                               100000.00                 100000.00
0001042783        AGNES ANN VISCONTI                                                100000.00                 100000.00
0001042047        CHERYL CUNNINGHAM FELDMAN                                         100000.00                 100000.00
0001044589        RANDALL A. JONES                                                  100800.00                 100800.00
0001042790        MELISSA WEST                                                      101000.00                 101000.00
0001043605        MICHAEL C. CORNELL                                                101600.00                 101600.00
0001043955        WALLACE STEPHANI                                                  102500.00                 102500.00
0001034260        JOHN BELMONT                                                      103000.00                 103000.00
0001041371        RANDALL D. HARRIS                                                 103500.00                 103500.00
0001043355        REUBEN W. GLASS                                                   103500.00                 103500.00
0001036336        JOHN R. CONNELLY                                                  105000.00                 105000.00
0001046492        CURTIS HARRIS                                                     105600.00                 105600.00
0001039862        RANDY L. WAMPLER                                                  106200.00                 106200.00
0001044792        STEPHEN MCLAUGHLIN                                                106200.00                 106200.00
0009013275        JAMES L. GENTILE SR.                                              106200.00                 106200.00
0001045803        TERRI WIGGINS                                                     106250.00                 106250.00
0001042319        MAVIS LONEY                                                       107100.00                 107100.00
0001041819        ROBERT J. HICKEY                                                  107100.00                 107100.00
0001045470        PATTON EDWARD CONNELLY                                            108000.00                 108000.00
0001043998        CURTIS HARRIS                                                     108000.00                 108000.00
0001043864        ROLAND EARLY                                                      108150.00                 108150.00
0001037866        SYLVIA M. WILSON                                                  108800.00                 108800.00
0001043136        CELY M GILLARD                                                    110000.00                 110000.00
0001045247        VIVIAN C. FISHER                                                  110000.00                 110000.00
0001034622        CRAIG S. HODAN                                                    112000.00                 111999.52
0001044204        CLAUDICES PAGAN                                                   112500.00                 112500.00
0001045147        JEFFREY R. FERJAK                                                 113050.00                 113050.00
0001044348        VALERIE WASHINGTON                                                113475.00                 113475.00
0001044586        STEPHANIE HINES                                                   113500.00                 113500.00
0001042690        DOROTHY SORENSEN                                                  115000.00                 115000.00
0001044261        ANTHONY FOLEY                                                     115200.00                 115200.00
0001044569        MICHAEL J. TIMM                                                   116000.00                 116000.00
0001043401        PATRICIA FICHERA N/K/A PATRICI                                    117000.00                 117000.00
0001045184        ANGEL A. LANDAVERDE                                               117000.00                 117000.00
0001043890        EDWARD COLEMAN                                                    118000.00                 118000.00
0001042708        DAVID DEHAAS                                                      119000.00                 119000.00
0009011367        BERNARD F. IATAURO                                                120600.00                 120600.00
0001044146        GLENN J. SMITH                                                    121500.00                 121500.00
0001045116        JOSEPH W. COCUZZA JR.                                             121500.00                 121500.00
0001046340        NELLY CUENCA                                                      121500.00                 121500.00
0001046387        ANA E. PERDOMO                                                    121500.00                 121500.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001043499        LENORE F. FARACE                                                  123300.00                 123300.00
0001040970        JAMES CUSTER                                                      123750.00                 123750.00
0001044957        JACK C. JEFFCOAT                                                  123750.00                 123750.00
0001042647        LINDA A. JOHNSON                                                  124000.00                 124000.00
0001044265        JILL SOKOLOFF                                                     124650.00                 124650.00
0001044250        ERNEST FOSNOCHT                                                   125000.00                 125000.00
0001045114        PETRUZZA MAZZONE                                                  125000.00                 125000.00
0001043307        VICKI FAUCI                                                       126200.00                 126200.00
0001043504        HAROLD FREDERICK JENKINS JR.                                      126500.00                 126500.00
0001041027        SANDRA J. SCRETCHEN                                               127000.00                 127000.00
0001044591        ALFRED T. SCOTT                                                   127260.00                 127260.00
0001041550        CHRISTOPHER M. HOYER                                              127420.00                 127420.00
0001044926        JAMES DAHLBENDER                                                  130500.00                 130500.00
0001043670        RUSSELL B. ODEN                                                   135000.00                 135000.00
0001041994        RONALD BURTON                                                     136000.00                 136000.00
0001044620        ALICE ROBERTS                                                     136800.00                 136800.00
0001044912        PIERRE FREDERIQUE                                                 138975.00                 138975.00
0001044959        LANCE HOLLAND                                                     139500.00                 139500.00
0001043000        JACOB GARABED                                                     139500.00                 139500.00
0001043295        MADELEINE MARTIN                                                  140250.00                 140250.00
0001036280        ORVILLE A. JOHNSON                                                142000.00                 142000.00
0001043216        DIEGO GONZALEZ                                                    142000.00                 142000.00
0001042632        DAVID ANDREW REEVE                                                142200.00                 142200.00
0001040824        CHARLES DIXON                                                     143000.00                 143000.00
0001039295        CHRIS DASKALAKIS                                                  143250.00                 143250.00
0001039982        HARVEY SILVERMAN N/K/A DYAL S.                                    144000.00                 144000.00
0001040700        DAVID J. O'NEILL                                                  144000.00                 144000.00
0001043230        HENRY W. DANIELS                                                  145000.00                 145000.00
0001044415        FRANK SIERRA                                                      148500.00                 148500.00
0001044933        RAMON H. LOPEZ                                                    148500.00                 148500.00
0001043498        ANGELLA M LEGORE GALLIMORE                                        150400.00                 150400.00
0001043860        SOOKRAM KANHAI                                                    151200.00                 151200.00
0001042443        JOSEPH V. CALCAVECCHIA                                            153000.00                 153000.00
0001044682        RICHARD D. STARR                                                  153000.00                 153000.00
0001043529        SUSANA RODRIGUEZ F/K/A SUSANA                                     156000.00                 156000.00
0001041863        DONNA L. HARLACHER                                                157500.00                 157500.00
0001042738        MICHAEL A. HEBERT                                                 157500.00                 157500.00
0001043844        PERRY SNYDER                                                      160000.00                 160000.00
0001043299        RALPH E. HEACOCK                                                  161500.00                 161500.00
0001044737        JOSEPH S. CANOVA                                                  162000.00                 162000.00
0001043374        KEVIN P. DUFFY                                                    163000.00                 163000.00
0001032606        IRVIN HAMILTON SR.                                                171700.00                 171700.00
0001043902        MARIA D. WILLIAMS                                                 176000.00                 176000.00
0001042503        NEIL BERKOWITZ                                                    180000.00                 180000.00
0001043327        WILLIAM P. FREEZE                                                 180000.00                 180000.00
0001043797        JAMES YEO                                                         180000.00                 180000.00
0001044075        PHILIP FRIEDMAN                                                   195000.00                 195000.00
0001042148        PAULA K. MELCHERT                                                 200000.00                 200000.00
0001040695        TREVOR DAVID                                                      201600.00                 201600.00
0001043227        JOSEPH L. MIRAGLIA                                                202500.00                 202500.00
0001038531        WERNER HANSEN                                                     208000.00                 207795.85
0001028002        CALVIN GORDON                                                     212400.00                 212065.54
0001045654        EUVALINE HAYNES                                                   212500.00                 212500.00
0001044942        ROBERT REYNOLDS                                                   216000.00                 216000.00
0001036444        JANICE BOLDUC F/K/A JANICE BOL                                    219300.00                 219300.00
0001042378        IRA FRANKEL                                                       225000.00                 225000.00
0001045218        ROSCOE WALTON JR.                                                 225900.00                 225900.00
0001045210        MAAT RAHMAN                                                       226800.00                 226800.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001036359        RUBERT BITER JR. N/K/A ROBERT                                      92000.00                  92000.00
0001040399        JOSEPH ROPKE                                                       68850.00                  68850.00
0001040408        JOSEPH ROPKE                                                       58250.00                  58250.00
0001040557        ZENIA NARDELLI                                                    142200.00                 142200.00
0001040575        JACKIE PALMER                                                      15000.00                  15000.00
0001041936        YVONNE LEVETT DABNEY                                               26500.00                  26500.00
0001042102        OSCAR E. GARCIA                                                    54000.00                  54000.00
0001042134        JAMES R. SMITH                                                     28000.00                  28000.00
0001042245        KAREN VERLISSA CAMPBELL                                            20000.00                  20000.00
0001042640        STEVEN K. WALLACE                                                  80000.00                  80000.00
0001043368        NANCY NICELY                                                       27000.00                  27000.00
0001043398        TAMMY J. RICHARDSON                                                70800.00                  70800.00
0001043608        MYLES BROWN                                                        76500.00                  76500.00
0001043636        JOHNNY MCDANIEL                                                    73600.00                  73600.00
0001043759        MICHAEL C. HOFFMAN                                                125100.00                 125100.00
0001043761        RICHARD A. STANLEY                                                 57275.00                  57275.00
0001044244        RICHARD P. O'KEEFE                                                 83000.00                  83000.00
0001044515        JOE HOOKS SR.                                                      46750.00                  46750.00
0001044556        VERNON SMALLS                                                     119000.00                 119000.00
0001044618        NIMNA UDUGAMPOLA                                                  118000.00                 118000.00
0001044707        CAROL ANN VELKY                                                   110000.00                 110000.00
0001044716        SCOTT R. SCHREINER                                                 23500.00                  23500.00
0001044717        JOHN M. RIVERS                                                    109800.00                 109800.00
0001044820        JAMES HODGES                                                       30000.00                  30000.00
0001044898        VERNON GRONER                                                      28000.00                  28000.00
0001044955        JOHN S. MARATENE                                                  149400.00                 149400.00
0001045086        ANN M. RAY                                                         53500.00                  53500.00
0001045179        MICHAEL S. HARRIS                                                  20500.00                  20500.00
0001045197        TONY DOWELL                                                        28900.00                  28900.00
0001045205        DAVID P. FISH SR.                                                  25750.00                  25750.00
0001045221        LONNIELL ROBINSON                                                  11300.00                  11300.00
0001045315        AMY DUGAN                                                          96300.00                  96300.00
0001045380        PHILLIP M. THERRIO                                                 51000.00                  51000.00
0001045557        HOWARD Q. SIGGERS                                                  21688.00                  21688.00
0001045568        DEBORAH L. MOUNTES                                                 45000.00                  45000.00
0001045585        HOLLY A. FAAS                                                     147500.00                 147500.00
0001045590        ROBERT J. GLEASON                                                  88500.00                  88500.00
0001045671        MARK SLEDGE                                                        15000.00                  15000.00
0001045680        GINA VINCENT                                                       70200.00                  70200.00
0001045682        SAMUEL W. TATMAN JR.                                               64000.00                  64000.00
0001045690        MARTIN WAICHMAN                                                    52200.00                  52200.00
0001045707        GEORGE RIGBY JR.                                                   35500.00                  35500.00
0001045731        CURTIS BESSETTE                                                    55000.00                  55000.00
0001045764        CHARLES J. FREITAG                                                 47700.00                  47700.00
0001045937        SAM PANISH                                                        125000.00                 125000.00
0001045990        PAUL T. VEGA                                                       87700.00                  87700.00
0001045998        NECITA STALEY                                                      61500.00                  61500.00
0001046077        DOROTHEA GROSS                                                     89100.00                  89100.00
0001046079        PATRICIA A. CARROLL                                                26000.00                  26000.00
0001046097        LUKE SHEREMETA                                                     13555.00                  13555.00
0001046098        MICHAEL FOX                                                        70000.00                  70000.00
0001046181        DALE PASCHKE                                                       26000.00                  26000.00
0001046185        WILLIAM R. GRIZZARD                                                80820.00                  80820.00
0001046192        JOSEPH M. CUDECKI                                                  80750.00                  80750.00
0001046218        SHARON SETTLES                                                     31500.00                  31500.00
0001046223        DIANE V. MASSIMO                                                  210000.00                 210000.00
0001046457        ERVIN A. BROWN                                                     21375.00                  21375.00
0001046477        THERESA A. WALKER                                                 157500.00                 157500.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001046486        URIEL RAMIREZ                                                     130500.00                 130500.00
0001046522        IRA BURTON                                                        144500.00                 144500.00
0001047190        INES HERNANDEZ                                                    130500.00                 130500.00
0001047215        PASTOR BLANCO                                                     130500.00                 130500.00
0009012887        JULIE PAWLACK                                                      20000.00                  20000.00
0009012939        JOSEPH DANTUONO                                                    55000.00                  55000.00
0009013100        ROSEMARY CONBOY                                                   175000.00                 175000.00
0009013119        THOMAS A. VALENTINI                                                51250.00                  51250.00
0009013156        GEORGE A. PASTER                                                   22000.00                  22000.00
0009013277        PEARL S. JOELL                                                     55250.00                  55250.00
0009013298        KIMBERLEY A. MERRITT                                               18000.00                  18000.00
0009013302        RONALD G. ADAMS                                                    45000.00                  45000.00
0009013315        JOHN D. MAGRELLI SR.                                               15000.00                  15000.00
0009013398        DONAT RUPPERT MESSADO                                              39100.00                  39100.00
0001039380        CALLAHAN                                                           20800.00                  20800.00
0001040562        CARLILE                                                            59400.00                  59400.00
0001042880        SKETTINI                                                           90000.00                  90000.00
0001043162        ROBINSON                                                           74400.00                  74400.00
0001043463        PHILLIPS                                                           80000.00                  80000.00
0001043674        KELLY                                                              26000.00                  26000.00
0001043821        IPPOLITO                                                          110000.00                 110000.00
0001043886        LEIDY                                                             148000.00                 148000.00
0001043916        SMITH                                                             140400.00                 140400.00
0001044156        HAUSER                                                             51000.00                  51000.00
0001044423        MCGEE                                                              30000.00                  30000.00
0001044703        BUGEL                                                             135000.00                 135000.00
0001044793        GARRETT                                                            32900.00                  32900.00
0001044931        WILMOT                                                             67500.00                  67500.00
0001044992        ANTILA                                                             15000.00                  15000.00
0001045067        STETLER                                                            58500.00                  58500.00
0001045068        STETLER                                                            54400.00                  54400.00
0001045217        HINES                                                              41850.00                  41850.00
0001045242        CHILDRESS                                                         135000.00                 135000.00
0001045360        HASLAM                                                             46000.00                  46000.00
0001045388        MARTIN                                                             24000.00                  24000.00
0001045427        MOORE                                                              86400.00                  86400.00
0001045601        MATHIS                                                             40000.00                  40000.00
0001045625        BEAN                                                               35250.00                  35250.00
0001045655        JOYCE                                                              92800.00                  92800.00
0001045691        PARKER                                                             20000.00                  20000.00
0001045701        SMITH                                                              41250.00                  41250.00
0001045801        RENN                                                               24000.00                  24000.00
0001045837        DAVIS                                                             100000.00                 100000.00
0001045838        YELLEMATY                                                          40000.00                  40000.00
0001045860        VACCARO                                                            36200.00                  36200.00
0001045967        LEON                                                               12700.00                  12700.00
0001045969        ZAMORA                                                             54000.00                  54000.00
0001045992        PINCHIAROLI                                                        75000.00                  75000.00
0001046003        FOOTE                                                              48800.00                  48800.00
0001046007        CARTER                                                             41000.00                  41000.00
0001046010        KRESGE                                                             15000.00                  15000.00
0001046016        RUSSO                                                             204000.00                 204000.00
0001046027        STRAIT                                                            202500.00                 202500.00
0001046029        BELLEW                                                             85000.00                  85000.00
0001046115        ORTIZ                                                             223200.00                 223200.00
0001046178        JAFFE                                                              40500.00                  40500.00
0001046180        WOODS                                                              78400.00                  78400.00
0001046184        JENKINS                                                            25000.00                  25000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001046204        KELLY                                                             211500.00                 211500.00
0001046265        CRAWFORD                                                           22400.00                  22400.00
0001046282        BIRKS                                                              20000.00                  20000.00
0001046283        SMITH                                                              67500.00                  67500.00
0001046301        DULAK                                                             147900.00                 147900.00
0001046309        DELMONTE                                                          202500.00                 202500.00
0001046353        TAYLOR                                                             69000.00                  69000.00
0001046390        LINDSAY                                                            20000.00                  20000.00
0001046414        DEVINE                                                             19500.00                  19500.00
0001046437        HARDING                                                            56000.00                  56000.00
0001046494        JOHNSON                                                           130500.00                 130500.00
0001046524        PATELLA                                                           103600.00                 103600.00
0001046597        HAYES                                                             196000.00                 196000.00
0001046693        SAUNDERS                                                           65700.00                  65700.00
0001046787        RATTLEY                                                            40000.00                  40000.00
0001046865        REIGER                                                             42000.00                  42000.00
0001046970        QUINN                                                              20500.00                  20500.00
0001047051        BEATTY                                                            100000.00                 100000.00
0001047230        SNIDER                                                            100000.00                 100000.00
0009012842        RODRIGUEZ                                                          30500.00                  30500.00
0009013185        DOVE                                                               30000.00                  30000.00
0009013205        WHITTEMORE                                                         53000.00                  53000.00
0009013210        KIYLER                                                             40000.00                  40000.00
0009013244        RAPP                                                               20000.00                  20000.00
0009013296        KECK                                                               50000.00                  50000.00
0009013300        HAYNES                                                             25400.00                  25400.00
0009013325        LERCH                                                              14600.00                  14600.00
0009013329        EBERTS                                                             77000.00                  77000.00
0009013330        RUFO                                                               16500.00                  16500.00
0009013333        FREY                                                               61000.00                  61000.00
0009013346        SHEAFFER                                                           46600.00                  46600.00
0009013349        BROWN                                                              29000.00                  29000.00
0009013370        SPENCE                                                             22500.00                  22500.00
0009013379        PETERSON                                                           35000.00                  35000.00
0009013399        TINGLEY                                                            10000.00                  10000.00
0009013410        SCHITTLER                                                          42600.00                  42600.00
0009013440        FARRELL                                                            16000.00                  16000.00
0001043144        JOSEPH JOHNSON                                                    128700.00                 128700.00
0001041305        JOHN R. FRIEDBERG                                                  75000.00                  75000.00
0001041188        MARIA TERESA BEADE                                                246000.00                 246000.00
0001041598        THOMAS C. WILLIAMS                                                240000.00                 240000.00
0001043783        RAYMOND GREIMEL                                                    80000.00                  80000.00
0001040634        DAVID H. JONES                                                    220000.00                 220000.00
0001036742        SCOTT J. ROBERTSON                                                 70000.00                  70000.00
0001029278        AMIR HUGH ROBINSON                                                367500.00                 367286.28
0001033109        LAWRENCE J. ROSENTHAL                                             254400.00                 254400.00
0001043794        BEVERLEY ROGERS                                                    35000.00                  35000.00
0001035964        SUBIR RAY                                                         160000.00                 160000.00
0001042805        CHARLES NORRIS                                                     25000.00                  25000.00
0001036711        MICHAEL WHITE                                                     115000.00                 115000.00
0001039818        MICHAEL F. CROWLEY                                                 34250.00                  34250.00
0001042244        ROBERT P. MILEWSKI                                                340000.00                 340000.00
0001046028        JANELLE V. CRANMER                                                236000.00                 236000.00
0001039018        YVETTE A. VOGEL                                                   260000.00                 259570.43
0001043124        CAROLE S. NICHOLSON                                               243750.00                 243750.00
0001040497        JERRY PIERRE                                                      270000.00                 270000.00
0001043938        LINDA M. VITO                                                     256000.00                 256000.00
0001044010        EMIL DISPENZA                                                     232000.00                 232000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
0001034603        HOWARD EDWARD CROSS JR.                                           140000.00                 140000.00
0001039392        HERBUCHNER WHITE IV                                               267750.00                 267750.00
0001038502        RASHAD CLARK                                                      259200.00                 259200.00
0001041366        W MICHAEL FURSE                                                   382500.00                 380940.38
0001041548        JACK C. JEFFCOAT                                                  351900.00                 350246.72
0001035465        BRIAN P. MANGIN                                                    30000.00                  29999.39
0001039465        SHARON G. YORK                                                     50100.00                  50100.00
0001037737        SHELDON R. NEWCOMER                                                98000.00                  97788.62
0001040220        B PAUL SOSTER                                                     295000.00                 295000.00
0001042314        KENNETH L. HILL                                                   260000.00                 260000.00
0001035827        THOMAS A. PLOUFFE                                                  47800.00                  47652.34
0001039585        PEARL V. HOLDER AKA PEARL V. S                                    229500.00                 229500.00
0001040644        JONATHON SETZER                                                   314910.00                 314910.00
0001040825        THAD E. GILLIAM                                                    63200.00                  63096.00
0001040937        EDITH WILSON                                                      263700.00                 262944.04
0001046034        JANELLE V. CRANMER                                                 29500.00                  29500.00
0001045554        RICHARD G. WELGER                                                  50000.00                  50000.00
0001045820        MALI PETITE                                                       365000.00                 365000.00
0001046054        MICHAEL MOSENSON                                                  355000.00                 355000.00
0001046225        DIEGO F. RIOS                                                      40000.00                  40000.00
0001046272        PAMELA YOUNG ERFF                                                  65000.00                  65000.00
0009013018        JAMES M. ZINKAND                                                  268000.00                 268000.00
0009013282        SHAWN S. SIMON                                                     80000.00                  80000.00
0001046471        VITEO                                                             250000.00                 250000.00
0001046496        BLANDO                                                             54000.00                  54000.00
0001046845        NASO                                                               25000.00                  25000.00
3019800752        KATHLEEN EASTERLING                                                62900.00                  62900.00
3019804607        DENNIS ROGER ADAMS                                                 33750.00                  33750.00
3019804651        JAY E. BLOSFIELD                                                   41250.00                  41250.00
3019804681        WILLIAM D. STICKLEY                                                16225.00                  16225.00
3019806440        KAREN WRIGHT                                                       27500.00                  27500.00
3019806487        CRAIG GRAHAM                                                      100000.00                 100000.00
3019806717        JONATHAN D. RUDMAN                                                 60000.00                  60000.00
3019806738        LENA WHITEHEAD                                                     76500.00                  76500.00
3019806836        CLARENCE C. CHASE, JR.                                            145000.00                 145000.00
3019806865        ROBERT W. MELLEY                                                   73100.00                  73100.00
3019837847        SYLVESTER A. DUDLEY                                               101915.00                 101915.00
3019838486        ERNESTO ROMERO                                                     96000.00                  96000.00
3019839817        BABETTA LOVERDI                                                    30000.00                  30000.00
3019840089        LEO D. MICKEY                                                     136000.00                 136000.00
3019840374        LEWIS F. BIANCONE                                                  33750.00                  33750.00
3019841011        GEORGE R. BOYDEN                                                   54000.00                  54000.00
3019841187        PEARLIE PAISLEY                                                   165750.00                 165750.00
3019841215        DAVID G. GILMAN, JR.                                              174600.00                 174600.00
3019841305        OLGA FUENTES SANCHEZ                                               21000.00                  21000.00
3019841380        TERRY W. MULLER                                                   105000.00                 105000.00
3019841383        COREY SCOTT                                                        22750.00                  22750.00
3019841394        ROSALYN ESSEX-COPE                                                133450.00                 133450.00
3019841414        ALICE TOMLIN                                                       25000.00                  25000.00
3019892232        ABRAHAM TOWNES                                                    111700.00                 111700.00
3019892256        CLIFFORD J. JACKSON, SR.                                           46750.00                  46750.00
3019892359        THERESA C. OLIVER                                                  20000.00                  20000.00
3039838677        BARBARA WEIGEL                                                     49000.00                  49000.00
3100000382        MICHELE C ORITZ-ROMAN                                              49396.00                  49396.00
3100000385        MERLIN J. LAYTON JR.                                               21000.00                  21000.00
3100003081        YVONNE A. HAZZARD                                                  53000.00                  53000.00
3100003331        HARVEY COLLINS                                                     29900.00                  29900.00
3000000080        ESTHER A TONEY                                                    160000.00                 160000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
3019800706        CARLOS J. VELAZQUEZ                                                40000.00                  40000.00
3019800759        JOAN McGRATH                                                       38500.00                  38500.00
3019804494        DENNIS R. SPRADLEY                                                 40000.00                  40000.00
3019804530        ORVAL N. CLEGG, JR.                                                30400.00                  30400.00
3019804561        MAGGIE WILLIS                                                      60000.00                  60000.00
3019804567        DONALD R. JACKSON                                                  32000.00                  32000.00
3019804586        MARY SPEARMAN                                                      42400.00                  42400.00
3019804631        BRUCE STAWICKI                                                     56000.00                  56000.00
3019804719        PAMELA SUE STOFLETH                                                52000.00                  52000.00
3019806037        SHIRLEY DELAIR                                                     42750.00                  42750.00
3019806077        LORETTA STALLWORTH                                                 18750.00                  18750.00
3019806279        MODESTINI H. ROMANO                                               113050.00                 113050.00
3019806295        FRANK B. BEY                                                       23400.00                  23400.00
3019806300        FRANK B. BEY                                                       25200.00                  25200.00
3019806301        PATRICIA M COLEMAN                                                 28000.00                  28000.00
3019806313        RALPH E. UHRICK                                                   100800.00                 100800.00
3019806377        KEVIN GAMELLI                                                      60000.00                  60000.00
3019806455        JEANNE M. VOEGTLE                                                  41600.00                  41600.00
3019806510        STEPHEN R. WEIKEL, SR.                                             18850.00                  18850.00
3019806571        MATHY STANISLAUS                                                  122400.00                 122400.00
3019806584        GREGORY A. VENTRESCA                                              125000.00                 125000.00
3019806618        HOWARD ROSENSTONE                                                  67000.00                  67000.00
3019806636        STEPHEN R. WEIKEL                                                  37100.00                  37100.00
3019806650        DEMETRIOS MARGETIS                                                211200.00                 211200.00
3019806660        HAROLD B. GOLDEN                                                  212000.00                 212000.00
3019806692        ELIZABETH COFFIELD                                                 44625.00                  44625.00
3019806698        LARRY A. COLBERT                                                   36800.00                  36800.00
3019806714        EDWARD C. HAWK                                                    176125.00                 176125.00
3019806719        MICHAEL G. TOWNSEND                                                57600.00                  57600.00
3019835960        CHEN HWA HSIAO                                                    135000.00                 135000.00
3019837193        WILLIAM J. SEVERINO                                                96250.00                  96250.00
3019837449        OSCAR PANIAGUA                                                    157250.00                 157250.00
3019837488        MARK A FRANCIS                                                     30600.00                  30600.00
3019837845        EARL BROOKS                                                        64720.00                  64720.00
3019838044        WILLIAM GEHRINGER JR                                              115650.00                 115650.00
3019838462        SCOTT P. KUHL                                                      75000.00                  75000.00
3019839186        PAMELA MARTIN                                                      36000.00                  36000.00
3019839449        JOANNIE A ROSE                                                    110500.00                 110500.00
3019839511        EDWARD L. HECKSTALL                                               131750.00                 131750.00
3019839531        JOSEPH N. GRASSO                                                   40000.00                  40000.00
3019839597        SHEILA VOELKER                                                    107200.00                 107200.00
3019839692        ZETTY PETERSON                                                    119000.00                 119000.00
3019839696        KENNETH PIERCE COOPER                                              98000.00                  98000.00
3019839750        GUILAINE MOMPOINT                                                 100800.00                 100800.00
3019839981        JOSE A. PEREZ                                                     101700.00                 101700.00
3019840053        SALVATORE POLERA                                                   80000.00                  80000.00
3019840131        ANNA MAZUROWSKI                                                    74000.00                  74000.00
3019840167        PRINCETTA CHAPPELL                                                 36000.00                  36000.00
3019840177        H. ROBERT MOORE                                                    42600.00                  42600.00
3019840413        ROBERT A. GOODALE                                                 115000.00                 115000.00
3019840551        JOHN RENNARD                                                       59500.00                  59500.00
3019840557        LUIS G. BALAGUER                                                  127500.00                 127500.00
3019840609        PATRICK ARCHER                                                    106250.00                 106250.00
3019840612        MICHAEL D'ELIA                                                    138550.00                 138550.00
3019840714        GERMAINE D'AMICO                                                  144500.00                 144500.00
3019840718        WILLIAM L. BOYNES                                                  51000.00                  51000.00
3019840808        DIAN JOHNSON COOPER                                                67500.00                  67500.00
3019840886        ESPERANZA HUAPAYA                                                  88000.00                  88000.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
3019840956        JOHN R. IANTOSCA, JR.                                             216000.00                 216000.00
3019840972        MICHAEL YANNARELLA                                                180000.00                 180000.00
3019840983        JOHN D. O'CALLAGHAN                                               195000.00                 195000.00
3019840984        WILLIAM A. WHITE                                                   28000.00                  28000.00
3019840985        JAMES M. PHILLIPS                                                 120000.00                 120000.00
3019841008        ALAN J. MASON                                                     105000.00                 105000.00
3019841016        VICENTA TLATENCHI                                                 136000.00                 136000.00
3019841019        DONTRELL HARRIS                                                    80500.00                  80500.00
3019841071        PABLO GIRONA                                                      126400.00                 126400.00
3019841072        DAVID D'AMORE                                                     156000.00                 156000.00
3019841088        DELWIN REYES                                                       77000.00                  77000.00
3019841093        SHAKIR AWWAL                                                       44000.00                  44000.00
3019841095        JOSEPH P. REITANO                                                 107950.00                 107950.00
3019841105        ANITA DAVISON                                                      80000.00                  80000.00
3019841122        MILDRED TORTORELLO                                                150000.00                 150000.00
3019841130        ELIZABETH BETZ                                                     21750.00                  21750.00
3019841157        ROXANNE BENDER                                                    102000.00                 102000.00
3019841158        JOYCE DURHAM                                                       65000.00                  65000.00
3019841237        FRANK CALVIN CAUL, JR.                                             24000.00                  24000.00
3019841246        RICHARD ISAAC                                                      81000.00                  81000.00
3019841323        BRITTINA BUTLER                                                    97500.00                  97500.00
3019841327        CYNTHIA MCCALLISTER                                                54400.00                  54400.00
3019841336        KENNETH GAIGE                                                     109600.00                 109600.00
3019841337        LAYOTA KINSEL                                                      21000.00                  21000.00
3019841339        BILLY DAVENPORT                                                   125600.00                 125600.00
3019841345        LEVAN W. EASLEY, JR.                                              124800.00                 124800.00
3019841406        MARIELA FONTALVO                                                  172000.00                 172000.00
3019841433        PATRICK WELLINGTON                                                170000.00                 170000.00
3019892058        GIOVANNI MEJIA                                                     72800.00                  72800.00
3019892085        ERVIN JETER                                                        48150.00                  48150.00
3019892157        WILMA C. HOWARD                                                    34560.00                  34560.00
3019892200        WILLIE A. BROWN                                                    55250.00                  55250.00
3019892218        MICHAEL HUGH BEAZLEY                                               78750.00                  78750.00
3019892224        MICHAEL G. MARCHANT                                                38500.00                  38500.00
3019892229        LOVELENE E. JOHNSON                                                37000.00                  37000.00
3019892236        LISA R FLANAGAN                                                   101600.00                 101600.00
3019892251        CHARLES M. GIBSON                                                  35000.00                  35000.00
3039834472        TERRANCE JONES                                                     14664.00                  14664.00
3039835087        HELENA POC                                                         69500.00                  69500.00
3039840495        LARRY S. GROSSMAN                                                  75000.00                  75000.00
3039840592        MARY LAMB                                                          26500.00                  26500.00
3039840932        JOHN BURKHARDT                                                     71000.00                  71000.00
3039841311        VITO IANUZELLI                                                     55000.00                  55000.00
3100000672        THOMAS STEWART                                                     28000.00                  28000.00
3100001303        PATRICIA A TYSON                                                  225000.00                 225000.00
3100002514        JACQUELINE STOVER                                                  91800.00                  91800.00
3100003326        JOSEPH F. IMBIMBO JR.                                              37219.00                  37219.00
3100003327        FRANK C. LIU                                                       70200.00                  70200.00
3100003328        ROBERT A. MINNICH JR.                                              74800.00                  74800.00
3100003329        JOHN MCCORMACK JR.                                                175000.00                 175000.00
3119839150        JAMES W. ADELMANN                                                  85000.00                  85000.00
3119839431        JOY A. FLETCHER                                                   102200.00                 102200.00
3119840009        LOUIS JOHN DELLO                                                  126000.00                 126000.00
3119840675        ADELAIDE L. MORENO                                                 41250.00                  41250.00
3119840740        VINCENT A. GALEONE                                                174000.00                 174000.00
3139839122        MAL S. KIM                                                         36778.00                  36778.00
3139840793        EDWARD A. SCOTT                                                    10500.00                  10500.00
3039839646        MICHAEL R. ROUTH                                                   64512.00                  64512.00


LOAN ID           CUST NAME                                                     ORIGINAL BALANCE           CURRENT BALANCE
-------           ---------                                                     ----------------           ---------------
3100003229        BENNY L. MCCANTS                                                  239000.00                 239000.00
3119839916        DAVID CAVICCHIA                                                   342000.00                 342000.00
3019830992        PATRICIA MELE                                                     318000.00                 318000.00
3019837808        ALECIA MARZULLO                                                   329963.00                 329963.00
3019838311        ANTHONY S MORELL                                                  238500.00                 238500.00
3019838480        MARIO MANCHENO                                                    250000.00                 250000.00
3019840494        ROBERT GUEITS, JR.                                                238500.00                 238500.00
3019840991        THOMAS HENRY                                                      310250.00                 310250.00
3019841161        NEIL DERN                                                         280000.00                 280000.00
3039836875        PATRICIA LARRIER                                                   14000.00                  14000.00
3039839255        ANTHONY MASSIMO                                                   150000.00                 150000.00
3139841106        THOMAS H. CODY                                                     51769.00                  51769.00

                                                                       EXHIBIT A

                               FORM OF SUBSEQUENT
                               TRANSFER AGREEMENT

         This SUBSEQUENT TRANSFER AGREEMENT, dated as of December 28, 1998 (the "Subsequent Transfer Date"), is entered into by and among ABFS 1998-4, INC., as unaffiliated seller (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., as an originator ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, as an originator ("Upland"), NEW JERSEY MORTGAGE AND INVESTMENT CORP., as an originator ("NJMIC") (ABC, Upland and NJMIC are collectively referred to herein as the "Originators"), and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor").

                              W I T N E S S E T H:

         Reference is hereby made to (x) that certain Unaffiliated Seller's Agreement, dated as of November 1, 1998 (the "Unaffiliated Seller's Agreement"), by and among the Unaffiliated Seller, the Originators and the Depositor, and (y) that certain Indenture, dated as of November 1, 1998 (the "Indenture"), by and between the ABFS Mortgage Loan Trust 1998-4 (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"). Pursuant to the Unaffiliated Seller's Agreement, the Originators have agreed to sell, assign and transfer, and the Unaffiliated Seller has agreed to accept, from time to time, Subsequent Mortgage Loans (as defined below), and the Unaffiliated Seller has agreed to sell, assign and transfer, and the Depositor has agreed to accept, from time to time, such Subsequent Mortgage Loans. The Unaffiliated Seller's Agreement provides that each such sale of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Transfer Agreement such as this Subsequent Transfer Agreement.

         The assets sold to the Unaffiliated Seller, and then sold to the Depositor pursuant to this Subsequent Transfer Agreement consist of (a) the Subsequent Mortgage Loans in Pool I listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, including all payments of principal received, collected or otherwise recovered after the Subsequent Cut-Off Date for each Subsequent Mortgage Loan, all payments of interest accruing on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Aggregate Principal Balance of such Subsequent Mortgage Loans as of the Subsequent Cut-Off Date is $__________.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent Transfer Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Sale, Assignment and Transfer. In consideration of the receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Unaffiliated Seller, each of the Originators hereby sells, assigns and transfers to the Unaffiliated Seller, without recourse, all of the their respective right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In consideration of receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Depositor, the Unaffiliated Seller hereby sells, assigns and transfers to the Depositor, without recourse, all of its right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with each such sale, assignment and transfer, the Originators and the Unaffiliated Seller shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. Representations and Warranties of the Originators and the Unaffiliated Seller. With respect to each Subsequent Mortgage Loan, each of the Originators and the Unaffiliated Seller hereby remake each of the representations, warranties and covenants made by the Originators and the Unaffiliated Seller in Section 3.03 of the Unaffiliated Seller's Agreement, on which the Depositor relies in accepting the Subsequent Mortgage Loans. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each sale, assignment, transfer and conveyance of the Subsequent Mortgage Loans to the Depositor.

         Each of the Originators and the Unaffiliated Seller hereby acknowledge that the Depositor is transferring the Subsequent Mortgage Loans to the Trust, and that the Trust is pledging the Subsequent Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, on the date hereof. Each of the Originators and the Unaffiliated Seller hereby acknowledge and agree that the Depositor may assign to the Trust, and the Trust may assign to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, its interest in the representations and warranties set forth in this
Section 3. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 4. Repurchase of Subsequent Mortgage Loans. Upon discovery by any of the Depositor, the Unaffiliated Seller, an Originator, the Trust, the Indenture Trustee, the Servicer, the Note Insurer or any Noteholder of a breach of any of the representations and warranties made by the Originators and the Unaffiliated Seller pursuant to Section 3.03 of the Unaffiliated Seller's Agreement or this Section 3, the party discovering such breach shall give prompt written notice to such other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Originators and the Unaffiliated Seller will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of Section 4.02 of the Sale and Servicing Agreement. Such repurchase obligation of the Originators and the Unaffiliated Seller shall constitute the sole remedy against the Originators and the Unaffiliated Seller, and the Trust for such breach available to the Servicer, the Trust, the Indenture Trustee, the Note Insurer and the Noteholders.

         Section 5. Amendment. This Subsequent Transfer Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor only with the prior written consent of the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders).

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUBSEQUENT TRANSFER AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT TRANSFER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 7. Counterparts. This Subsequent Transfer Agreement may be executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8. Binding Effect; Third-Party Beneficiaries. This Subsequent Transfer Agreement will inure to the benefit of and be binding upon the parties hereto, the Note Insurer, the Noteholders, and their respective successors and permitted assigns.

         Section 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

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

         Section 10. Exhibits. The exhibits attached hereto and referred to herein shall constitute a part of this Subsequent Transfer Agreement and are incorporated into this Subsequent Transfer Agreement for all purposes.

         Section 11. Intent of the Parties; Security Agreement. The Originators, the Unaffiliated Seller and the Depositor intend that the conveyance of all right, title and interest in and to the Subsequent Mortgage Loans and related assets described above by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor pursuant to this Subsequent Transfer Agreement shall be, and be construed as, a sale of the Subsequent Mortgage Loans from the Originators to the Unaffiliated Seller and from the Unaffiliated Seller to the Depositor. It is, further, not intended that such conveyances be deemed to be pledges of the Subsequent Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators of the Unaffiliated Seller, as the case may be. However, in the event that the Subsequent Mortgage Loans are held to be property of the Originators or the Unaffiliated Seller, or if for any reason this Subsequent Transfer Agreement is held or deemed to create a security interest in the Subsequent Mortgage Loans, then it is intended that: (a) this Subsequent Transfer Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Subsequent Transfer Agreement shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of the Originators' and the Unaffiliated Seller's respective right, title and interest, whether now owned or hereafter acquired, in and to the Subsequent Mortgage Loans and related assets described above. The Originators and the Unaffiliated Seller, as applicable, shall, to the extent consistent with this Subsequent Transfer Agreement, take such reasonable actions as may be necessary to ensure that, if this Subsequent Transfer Agreement were deemed to create a security interest in the Subsequent Mortgage Loans and the other property described above, such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Subsequent Transfer Agreement.

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



IN WITNESS WHEREOF, the Originators, the Unaffiliated Seller and the Depositor have caused this Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                              AMERICAN BUSINESS CREDIT, INC.


                              By: ____________________________
                                     Name:
                                     Title:

                              HOMEAMERICAN CREDIT, INC. D/B/A
                                     UPLAND MORTGAGE


                              By: ____________________________
                                     Name:
                                     Title:

                              NEW JERSEY MORTGAGE AND
                                     INVESTMENT, INC.


                              By: ____________________________
                                     Name:
                                     Title:

                              ABFS 1998-4, INC.


                              By: ____________________________
                                     Name:
                                     Title:

                              PRUDENTIAL SECURITIES SECURED
                                     FINANCING CORPORATION


                              By: ____________________________
                                     Name:
                                     Title:



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